UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 13, 2020

(Date of earliest event reported)

BIOPHARMX CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37411	59-3843182
(Commission File Number)	(IRS Employer Identification No.)

900 E. Hamilton Ave., Suite 100 Campbell, California	95008
(Address of Principal Executive Offices)	(Zip Code)

(650) 889-5020

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BPMX	The NYSE American, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company                                                                     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.07.         Submission of Matters to a Vote to Security Holders

BioPharmX Corporation (the “Company” or “BioPharmX”) held its Special Meeting of Stockholders on May 13, 2020 (the “Special Meeting”). As of the close of business on March 23, 2020, the record date for the Special Meeting, 18,278,219 shares of common stock were outstanding and entitled to vote. Present at the Special Meeting in person or by proxy were holders representing 12,546,992 shares of common stock, representing approximately 68.6% of the eligible votes, constituting a quorum.

Voting results were as follows:

Proposal 1: The first proposal considered at the Special Meeting was a proposal to approve the issuance of shares of the Company’s common stock to members of Timber Pharmaceuticals LLC (“Timber”) pursuant to the terms of the Agreement and Plan of Merger and Reorganization, dated January 28, 2020, as amended (the “Merger Agreement”), by and among the Company, BITI Merger Sub, Inc. and Timber (the “Merger”). Proposal 1 required the approval of a majority of the shares present, in person or represented by proxy, at the Special Meeting, which vote requirement was achieved. The vote on Proposal 1 was as follows:

For	Against	Abstain	Broker Non-Votes
9,144,003	588,900	210,807	2,603,282

Proposal 2: The second proposal considered at the Special Meeting was a proposal to amend the certificate of incorporation of the Company to effect a reverse stock split of the Company’s common stock, at a ratio with the range of 1-for-5 to 1-for 25, with such specific ratio to be mutually agreed upon by the Company and Timber. Proposal 2 required the approval of a majority of the Company’s outstanding shares, which vote requirement was achieved. The vote on Proposal 2 was as follows:

For	Against	Abstain
10,653,100	1,777,981	115,911

Proposal 3: The third proposal considered at the Special Meeting was a proposal to amend the certificate of incorporation of the Company to change the corporate name from “BioPharmX Corporation” to “Timber Pharmaceuticals, Inc.” Proposal 3 required the approval of a majority of the Company’s outstanding shares, which vote requirement was achieved. The vote on Proposal 3 was as follows:

For	Against	Abstain
11,816,682	591,293	139,017

Proposal 4: The fourth proposal considered at the Special Meeting was a proposal to approve the Timber Pharmaceuticals, Inc. 2020 Omnibus Equity Incentive Plan and the authorization for the issuance of 11,650,000 pre-reverse split shares of the Company’s common stock thereunder. Proposal 4 required the approval of a majority of the shares present, in person or represented by proxy, at the Special Meeting, which vote requirement was achieved. The vote on Proposal 4 was as follows:

For	Against	Abstain	Broker Non-Votes
8,689,389	939,732	314,589	2,603,282

Proposal 5: The fifth proposal considered at the Special Meeting was a proposal to approve the issuance of: (a) shares of the Company’s common stock upon the exercise of warrants to be issued in the $25 million of financing that is a condition precedent of the Merger (the “Timber Funding”) and (b) additional shares of the Company’s common stock that may be issued following the closing of the Timber Funding, in each case pursuant to the Securities Purchase Agreement, dated March 27, 2020, as amended, by and among the Company, Timber and certain investors, and as required by and in accordance with NYSE American

Rule 713. Proposal 5 required the approval of a majority of the shares present, in person or represented by proxy, at the Special Meeting, which vote requirement was achieved. The vote on Proposal 5 was as follows:

For	Against	Abstain	Broker Non-Votes
8,960,495	715,770	267,445	2,603,282

As a result, each of Proposals 1 through 5 have been approved. No vote was taken on Proposal No. 6, the proposal to adjourn the Special Meeting, if necessary, for the purpose of soliciting additional proxies to vote in favor of the proposals submitted at the Special Meeting, because there were sufficient votes to approve all of the other proposals. No other matters were considered or voted upon at the Special Meeting.

Item 8.01              Other Events.

On May 13, 2020, BioPharmX issued a press release announcing that each of the proposals relating to its proposed merger with Timber were approved at the Special Meeting. BioPharmX also announced in the press release that the transactions contemplated by the Merger Agreement, including the proposed Merger, are expected to close on or about May 18, 2020.

The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit 99.1                              Press Release issued by the Company on May 13, 2020

Where to find additional information about the proposed Merger and related matters

On February 20, 2020, BioPharmX filed a Registration Statement on Form S-4 with the U.S. Securities and Exchange Commission (“SEC”) containing a prospectus and a proxy statement of BioPharmX concerning the proposed Merger between BioPharmX and Timber. The registration statement was declared effective by the SEC on March 30, 2020 and the proxy statement describing the Merger and related matters was mailed to BioPharmX stockholders on or about April 6, 2020. Subsequently, on April 27, 2020, BioPharmX filed a supplement to its proxy statement describing certain changes to the terms of the Merger and related matters from that described in the original proxy statement. The supplement was mailed to BioPharmX stockholders on or about April 28, 2020 and the special stockholders meeting of BioPharmX to consider and vote upon the Merger and the related matters described in the proxy statement and the supplement was held on Wednesday, May 13, 2020 at 10:00 AM eastern time.

INVESTORS AND SECURITY HOLDERS OF BIOPHARMX ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT BIOPHARMX, TIMBER, THE PROPOSED MERGER, AND RELATED MATTERS.

The proxy statement/prospectus, the supplement, and any other documents filed by BioPharmX with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by BioPharmX by directing a written request to: BioPharmX Corporation, 900 E. Hamilton Avenue, Suite 100, Campbell, CA 95008 or by downloading such materials from the Investor Page of the BioPharmX website, www.BioPharmX.com.

Participants in the Solicitation

BioPharmX and its directors and executive officers and Timber and its managers and executive officers may be deemed to have been participants in the solicitation of proxies from the stockholders of BioPharmX in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of BioPharmX and their ownership of shares of BioPharmX common stock is set forth in BioPharmX’s Annual Report on Form 10-K for the year ended January 31, 2020, which was filed with the SEC on March 23, 2020, and its subsequent documents filed with the SEC, including the joint proxy statement/prospectus and the supplement referred to above. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests in the proposed Merger, by security holdings or otherwise, is also included in the joint prospectus/proxy statement, the supplement, and other relevant materials filed with the SEC. The managers and officers of Timber do not currently hold any direct or indirect interests, by security holdings or otherwise, in BioPharmX except as pursuant to the exercise of the bridge loan warrant described in BioPharmX’s SEC reporting.

Forward-Looking Statements

This press release contains forward-looking statements based upon BioPharmX’s and Timber’s current expectations. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. BioPharmX and Timber have based these forward-looking statements largely on their then-current expectations and projections about future events, as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond each of BioPharmX’s and Timber’s control, and actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) risks associated with BioPharmX’s ability to consummate the proposed Merger and related matters and the timing of the closing of the proposed Merger, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed Merger will not occur; (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the Merger Agreement; (iii) whether the NYSE American will continue to list the common shares of BioPharmX following the Merger, (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, (v) unanticipated difficulties or expenditures relating to the proposed Merger, the response of business partners and competitors to the announcement of the proposed Merger, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed Merger; (vi) whether the combined business of Timber and BioPharmX will be successful, and (vii) those risks detailed in BioPharmX’s most recent Annual Report on Form 10-K for the fiscal year ended January 31, 2020 and subsequent reports filed with the SEC, as well as other documents that may be filed by BioPharmX from time to time with the SEC (including the proxy statement/prospectus and the supplement). Accordingly, you should not rely upon forward-looking statements as predictions of future events. Neither BioPharmX nor Timber can assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, BioPharmX and Timber undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPHARMX CORPORATION

Date: May 13, 2020	By:	/s/ Steven M. Bosacki
		Name:	Steven M. Bosacki
		Title:	Chief Executive Officer